UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

August 13, 2024

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Tennyson Parkway, Suite 400, Plano, Texas 75024

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(469)-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 13, 2024, Sharing Services Global Corporation (the “Company”) entered into a securities purchase agreement with HWH International Inc., a Delaware corporation (“HWH”) pursuant to which it issued and sold to HWH a convertible promissory note for an aggregate principal amount of $100,000 (the “HWH August Note”) convertible into 50,000,000 shares of Company Common Stock. The HWH August Note contains a commitment fee of 8% payable in cash or at the option of the holder may be convertible into shares of Common Stock. The HWH August Note bears interest at 8% per annum, paid quarterly in cash or at the option of the holder, shares of Common Stock of the Company. The maturity date and related accrued interest is the earliest of (i) the third anniversary of the date of issuance; (ii) the acceleration of the HWH August Note upon an occurrence of an event of default (as defined in the HWH August Note); (iii) the fifth business day after the holder has delivered the Company a written demand for payment of the HWH August Note. HWH may, at its option, at any time during the term of the HWH August Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the full texts of the HWH Note and the HWH SPA, (collectively, the “Transaction Documents”) which are filed as Exhibit 4.1 and Exhibit 10.1 respectively, to this Current Report on Form 8-K, and which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the Transaction Documents is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Transaction Documents is incorporated herein by reference. The Registrable Securities will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Convertible Promissory Note issued by Sharing Services Global Corporation to Alset, Inc., dated August 13, 2024
10.1	Securities Purchase Agreement between Sharing Services Global Corporation and HWH International Inc., dated August 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2024	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	Chief Executive Officer and
Vice Chairman of the Board of Directors